UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): February 24, 2010

InterDigital, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1- 11152 (Commission File Number)	23-1882087 (IRS Employer Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania (Address of Principal Executive Offices)	19406-1409 (Zip Code)
Registrant’s telephone number, including area code: 610-878-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 24, 2010, InterDigital, Inc. issued a press release announcing its results of operations and financial condition for the fiscal quarter and year ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	InterDigital, Inc. press release dated February 24, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.
By:	/s/ Jannie K. Lau
Jannie K. Lau
Associate General Counsel

Dated: February 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	InterDigital, Inc. press release dated February 24, 2010